SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 20, 2004

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                     1-16239                06-1481060
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


          7 Commerce Drive
         Danbury, Connecticut                                      06810
(Address of principal executive offices)                         (Zip code)



       Registrant's telephone number, including area code: (203) 794-1100

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Item 2.02   Results of Operations and Financial Condition....................3

Item 9.01   Exhibits.........................................................3

Signature....................................................................4





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Item 2.02   Results of Operations and Financial Condition.

      On October 20, 2004, the Registrant issued a press release announcing its financial results for the third quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.

      The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits

            Exhibit No.    Description
            -----------    -----------

            99.1 Press Release, dated October 20, 2004, entitled "ATMI Reports Third Quarter 2004 Results."





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2004

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
                                          --------------------------------------
                                          Name:  Daniel P. Sharkey
                                          Title: Vice President, Treasurer and
                                                 Chief Financial Officer





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